First Quarter 2023 Earnings Slides May 2, 2023

2 Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include but are not limited to risks and uncertainties regarding the impact of adverse market, economic and geopolitical conditions and those other matters disclosed in the company’s Securities and Exchange Commission filings, including those discussed under the heading “Risk Factors” in the company’s annual and quarterly periodic reports. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

3 F i r s t Q u a r t e r R e s u l t s

4 KAR Q1 2023 Highlights* ($ in millions, except per share amounts) KAR Q1 2023 Q1 2022 Total operating revenues from continuing operations $420.6 $369.4 Gross profit** $196.4 $158.6 % of revenue** 46.7% 42.9% SG&A $108.0 $118.9 Other (income) expense, net*** $7.1 $1.2 EBITDA $80.4 $38.4 Adjusted EBITDA $58.9 $49.1 Income (loss) from continuing operations $12.7 ($8.4) Income (loss) from continuing operations per share – diluted $0.01 ($0.16) Weighted average diluted shares 109.9 121.4 Operating adjusted net income (loss) from continuing operations per share – diluted $0.12 ($0.02) Weighted average diluted shares – including assumed conversion of preferred shares 145.6 156.5 Effective tax rate 36.5% 35.9% Capital expenditures $12.0 $13.5 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2023. ** Exclusive of depreciation and amortization *** The first quarter of 2023 included an $11 million charge related to an investment in an early-stage automotive company.

5 Marketplace Q1 2023 Highlights* ($ in millions, except RPU) Marketplace Q1 2023 Q1 2022 Auction fees $99.9 $101.4 Service revenue $165.6 $137.5 Purchased vehicle sales $55.5 $46.3 Total Marketplace revenue from continuing operations $321.0 $285.2 Gross profit** $113.2 $89.4 % of revenue, excluding purchased vehicles** 42.6% 37.4% SG&A $95.6 $108.4 Other (income) expense, net*** $7.0 ($1.8) EBITDA $9.7 ($17.3) Adjusted EBITDA $14.3 ($1.0) % of revenue 4.5% (0.4%) Commercial vehicles sold 167,000 174,000 Dealer consignment vehicles sold 163,000 177,000 Total vehicles sold 330,000 351,000 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2023. ** Exclusive of depreciation and amortization *** The first quarter of 2023 included an $11 million charge related to an investment in an early-stage automotive company.

6 Finance Q1 2023 Highlights* * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2023. ** Exclusive of depreciation and amortization ($ in millions, except for revenue per loan transaction) Finance Q1 2023 Q1 2022 Interest income $60.6 $43.2 Fee income $47.6 $40.2 Other revenue $3.4 $2.2 Provision for credit losses ($12.0) ($1.4) Total Finance revenue $99.6 $84.2 Gross profit** $83.2 $69.2 % of revenue** 83.5% 82.2% SG&A $12.4 $10.5 Other (income) expense, net $0.1 $3.0 EBITDA $70.7 $55.7 Adjusted EBITDA $44.6 $50.1 Loan transactions 420,000 372,000 Revenue per loan transaction $237 $226 Provision for credit losses % of finance receivables 2.0% 0.2% Managed receivables $2,406.4 $2,757.8 Obligations collateralized by finance receivables $1,638.2 $1,866.6

7 March 31, 2023 Leverage (US$ in millions) Corporate Credit Ratings: S&P B, Moodys B1 * As defined in the Credit Agreement Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $ - 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) 65 2024 Senior Notes (Fixed 5.125%) 350 2025 Finance Leases & Other 23 Total 438 Less: Available Cash* 193 Net Debt 245 Senior Secured Net Leverage Ratio (0.5) Total Net Debt Ratio 1.0

8 H I S T O R I C A L D A TA

9 Marketplace Metrics 1 Includes purchased vehicle sales 1Q23 2022 4Q22 3Q22 2Q22 1Q22 2021 4Q21 Revenue1 $321.0 $1,143.5 $272.1 $293.9 $292.3 $285.2 $1,161.4 $278.5 Commercial vehicles sold 167 661 151 159 177 174 948 162 Dealer consignment vehicles sold 163 636 138 155 166 177 651 180 Total vehicles sold 330 1,297 289 314 343 351 1,599 342 Gross profit percentage1 35.3% 32.6% 31.5% 34.2% 33.0% 31.3% 36.5% 35.4% Gross profit percentage, excluding purchased vehicles 42.6% 38.8% 37.8% 40.5% 39.2% 37.4% 45.1% 43.6% Income (loss) from continuing operations ($21.1) ($105.7) $5.8 ($35.8) ($36.3) ($39.4) ($126.2) ($13.8) Adjusted EBITDA $14.3 $29.4 $7.7 $17.7 $5.0 ($1.0) $84.3 $11.7 Gross Merchandise Value ($B) $6.0 $23.2 $5.0 $5.5 $6.2 $6.5 $28.0 $6.3

10 Finance Metrics 1Q23 2022 4Q22 3Q22 2Q22 1Q22 2021 4Q21 Interest income $60.6 $202.8 $59.7 $53.4 $46.5 $43.2 $139.7 $39.7 Fee income $47.6 $171.9 $44.7 $44.3 $42.7 $40.2 $144.4 $36.4 Other revenue $3.4 $11.0 $3.3 $2.9 $2.6 $2.2 $8.6 $2.2 Net recovery (provision) for credit losses ($12.0) ($9.8) ($7.0) ($1.5) $0.1 ($1.4) ($3.5) $0.9 Total Finance revenue $99.6 $375.9 $100.7 $99.1 $91.9 $84.2 $289.2 $79.2 Loan Transaction Units (LTU) 420 1,562 392 397 401 372 1,421 342 Revenue per Loan Transaction $237 $241 $257 $250 $229 $226 $204 $232 Income (loss) from continuing operations $33.8 $134.3 $36.1 $36.3 $30.9 $31.0 $125.4 $29.0 Adjusted EBITDA $44.6 $201.8 $48.8 $51.8 $51.1 $50.1 $185.9 $52.6 Ending Managed Finance Receivables $2,406.4 $2,416.6 $2,416.6 $2,555.1 $2,681.6 $2,757.8 $2,529.0 $2,529.0 Ending Obligations Collateralized by Finance Receivables $1,638.2 $1,677.6 $1,677.6 $1,707.8 $1,781.3 $1,866.6 $1,692.3 $1,692.3

11 A P P E N D I X

12 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) and operating adjusted net income (loss) per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) and operating adjusted net income (loss) per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

13 Q1 2023 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2023 Marketplace Finance Consolidated Income (loss) from continuing operations ($21.1) $33.8 $12.7 Add back: Income taxes (3.9) 11.2 7.3 Interest expense, net of interest income 7.1 30.3 37.4 Depreciation and amortization 21.2 1.8 23.0 Intercompany interest 6.4 (6.4) - EBITDA $9.7 $70.7 $80.4 Non-cash stock-based compensation 2.7 1.1 3.8 Acquisition related costs 0.3 - 0.3 Securitization interest - (27.8) (27.8) Severance 0.5 - 0.5 Foreign currency (gains)/losses (0.1) 0.2 0.1 Net change in unrealized (gains) losses on investment securities - 0.1 0.1 Professional fees related to business improvement efforts 0.6 0.1 0.7 Other 0.6 0.2 0.8 Total Addbacks/(Deductions) 4.6 (26.1) (21.5) Adjusted EBITDA $14.3 $44.6 $58.9 Revenue $321.0 $99.6 $420.6 Adjusted EBITDA % margin 4.5% 44.8% 14.0%

14 Q1 2022 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2022 Marketplace Finance Consolidated Income (loss) from continuing operations ($39.4) $31.0 ($8.4) Add back: Income taxes (15.1) 10.4 (4.7) Interest expense, net of interest income 13.2 12.3 25.5 Depreciation and amortization 23.9 2.1 26.0 Intercompany interest 0.1 (0.1) - EBITDA ($17.3) $55.7 $38.4 Non-cash stock-based compensation 4.4 0.8 5.2 Acquisition related costs 0.3 - 0.3 Securitization interest - (10.4) (10.4) (Gain)/Loss on asset sales (0.1) - (0.1) Severance 3.2 0.2 3.4 Foreign currency (gains)/losses 1.2 - 1.2 Net change in unrealized (gains) losses on investment securities - 3.0 3.0 Professional fees related to business improvement efforts 7.3 0.8 8.1 Total Addbacks/(Deductions) 16.3 (5.6) 10.7 Adjusted EBITDA ($1.0) $50.1 $49.1 Revenue $285.2 $84.2 $369.4 Adjusted EBITDA % margin (0.4%) 59.5% 13.3%

15 (1) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the calculation of operating adjusted net income (loss) and operating adjusted net income (loss) per diluted share. (2) The effective tax rate at the end of each period was used to determine the amount of income tax on the adjustments to net income. An effective tax rate of 24.5% was used to determine the amount of income tax benefit on the acquired amortization for discontinued operations for the three months ended March 31, 2022. Operating Adjusted Net Income (Loss) per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended March 31, 2023 2022 Net income (loss) from continuing operations (1) $12.7 ($8.4) Acquired amortization expense 7.4 8.6 Income taxes (2) (2.7) (3.1) Operating adjusted net income (loss) from continuing operations $17.4 ($2.9) Net income from discontinued operations $- $8.1 Acquired amortization expense - 4.4 Income taxes (2) - (1.1) Operating adjusted net income from discontinued operations $- $11.4 Operating adjusted net income $17.4 $8.5 Operating adjusted net income (loss) from continuing operations per share - diluted $0.12 ($0.02) Operating adjusted net income from discontinued operations per share - diluted - 0.07 Operating adjusted net income per share - diluted $0.12 $0.05 Weighted average diluted shares - including assumed conversion of preferred shares 145.6 156.5